UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2018

PACWEST BANCORP

(Exact name of registrant as specified in its charter)

Delaware	001-36408	33-0885320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9701 Wilshire Boulevard, Suite 700
Beverly Hills, CA 90212

(Address of principal executive offices)

(310) 887-8500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2018, the Compensation, Nominating and Governance Committee of PacWest Bancorp (the “Company”) approved an amendment to the Company’s existing employment arrangement with James J. Pieczynski, the Company’s Executive Vice President, President of the CapitalSource Division of Pacific Western Bank (the “Bank”) and member of the Board of Directors of the Company and the Bank.

Under the new employment arrangement, effective June 1, 2018, Mr. Pieczynski will no longer serve on a full-time basis in his current capacity. Instead, Mr. Pieczynski will continue his employment with the Bank on a part-time basis (3 days per week) at an annual base salary of $480,000 and will have the title of Vice Chairman.

Mr. Pieczynski will remain an executive officer of the Company for purposes of Section 16 under the Securities Exchange Act of 1934, as amended. Additionally, he will continue to serve as an employee director on the Board of Directors of the Company and the Bank and will continue to be subject to the requirements of Regulation O of the Board of Governors of the Federal Reserve System. Finally, Mr. Pieczynski will continue to serve as a member of the credit committees of the Bank’s CapitalSource and Square 1 Bank Divisions.

Item 8.01.  Other Events.*

In connection with Mr. Pieczynski’s new employment arrangement, Laird M. Boulden has been appointed, effective June 1, 2018, as the President of the CapitalSource Division of the Bank.  Mr. Boulden currently serves as the CapitalSource Division Executive Vice President, Chief Lending Officer.

Mr. Boulden previously served as President of CapitalSource Inc. and Chief Lending Officer of CapitalSource Bank. Mr. Boulden served as President of the Corporate Asset Finance group and the Corporate Finance group of CapitalSource Bank. Earlier in his career, Mr. Boulden was co-founder of Tygris Commercial Finance where he served as President of Tygris Asset Finance. Prior to that, Mr. Boulden served as President and CEO of RBS Asset Finance, Inc., a division of RBS Citizens, N.A.  Prior to that, he served as Group President at Heller Financial Inc.

On April 27, 2018, the Company issued a press release announcing Mr. Pieczynski’s and Mr. Boulden’s new appointments. A copy of the press release is filed as Exhibit 99.1 of this Form 8-K.

Item 9.01        Financial Statements and Exhibits.*

(d)  Exhibits.

Exhibit No.	Description
99.1	Press release issued by PacWest Bancorp dated April 27, 2018, announcing James J. Pieczynski appointment and Laird M. Boulden promotion.

*The information furnished under Item 8.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of PacWest Bancorp under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PacWest Bancorp

Date: April 27, 2018	By:	/s/ Kori L. Ogrosky
	Name:	Kori L. Ogrosky
	Title:	Executive Vice President, General Counsel & Corporate Secretary